Exhibit 99.1

NATIONAL OILWELL VARCO, INC.

RECAST NEW REPORTING SEGMENTS (Unaudited)

Effective April 1, 2014, the Company’s operations were reorganized into four reportable segments: Rig Systems, Rig Aftermarket, Wellbore Technologies and Completion & Production Solutions. Within the four reporting segments, the Company has aggregated two business units under Rig Systems, one business unit under Rig Aftermarket, six business units under Wellbore Technologies and six business units under Completion & Production Solutions for a total of 15 business units. The Company has aggregated each of its business units in one of the four reporting segments based on the guidelines of ASC Topic 280, “Segment Reporting” (“ASC Topic 280”).

Rig Systems

The Company’s Rig Systems segment makes and supports the capital equipment and integrated systems needed to drill oil and gas wells on land and offshore. The segment designs, manufactures, and sells land rigs, offshore drilling equipment packages, including installation and commissioning services, and drilling rig components that mechanize and automate the rig process and functionality.

Equipment and technologies in Rig Systems include: substructures, derricks, and masts; cranes; pipe lifting, racking, rotating, and assembly systems; fluid transfer technologies, such as mud pumps; pressure control equipment, including blowout preventers; power transmission systems, including drives and generators; and rig instrumentation and control systems.

The Rig Systems segment primarily supports land and offshore drillers. Demand for Rig Systems products primarily depends on drilling contractors’ and oil and gas companies’ capital spending plans, specifically capital expenditures on rig construction and refurbishment.

Rig Aftermarket

The Company’s Rig Aftermarket segment provides comprehensive aftermarket products and services to support land rigs and offshore rigs, and drilling rig components manufactured by the Rig Systems segment.

The segment provides spare parts, repair, and rentals as well as technical support, field service and first well support, field engineering, and customer training through a network of aftermarket service and repair facilities strategically located in major areas of drilling operations.

The Rig Aftermarket segment primarily supports land and offshore drillers. Demand for Rig Aftermarket products and services primarily depends on overall levels of oilfield drilling activity, which drives demand for spare parts, service, and repair for Rig System’s large installed base of equipment; and secondarily on drilling contractors’ and oil and gas companies’ capital spending plans, specifically capital expenditures on rig refurbishment and re-certification.

Wellbore Technologies

The Company’s Wellbore Technologies segment designs, manufactures, rents, and sells a variety of equipment and technologies used to perform drilling operations, and offers services that optimize their performance, including: solids control and waste management equipment and services, drilling fluids, premium drill pipe, wired pipe, tubular inspection and coating services, instrumentation, downhole tools, and drill bits.

The Wellbore Technologies segment focuses on oil and gas companies and supports drilling contractors, oilfield service companies, and oilfield rental companies. Demand for Wellbore Technologies products and services primarily depends on the level of oilfield drilling activity by oil and gas companies, drilling contractors, and oilfield service companies.

Completion & Production Solutions

The Company’s Completion & Production Solutions segment integrates technologies for well completions and oil and gas production. The segment designs, manufactures, and sells equipment and technologies needed for hydraulic fracture stimulation, including pressure pumping trucks and pumps, blenders, sanders, hydration units, injection units, flowline, manifolds and wellheads; well intervention, including coiled tubing units, coiled tubing, and wireline units and tools; onshore production, including composite pipe, surface transfer and progressive cavity pumps, and artificial lift systems; and offshore production, including floating production systems and subsea production technologies.

The Completion & Production Solutions segment primarily supports service companies and oil and gas companies. Demand for Completion & Production Solutions products depends on the level of oilfield completions and workover activity by oilfield service companies and drilling contractors and capital spending plans by oil and gas companies and oilfield service companies.

NATIONAL OILWELL VARCO, INC.

RECAST NEW REPORTING SEGMENTS (Unaudited)

(In millions)

	Three Months Ended	Years Ended December 31,
	March 31, 2014	2013	2012	2011	2010	2009
Revenue:
Rig Systems	$2,256	$8,450	$7,077	$5,686	$5,570	$6,712
Rig Aftermarket	750	2,692	2,138	1,876	1,546	1,518
Wellbore Technologies	1,278	5,211	5,184	4,455	3,389	3,081
Completion & Production Solutions	1,002	4,309	3,994	2,483	1,360	1,304
Eliminations	(397)	(1,441)	(1,199)	(1,025)	(764)	(820)

Total revenue	$4,889	$19,221	$17,194	$13,475	$11,101	$11,795

Operating profit:
Rig Systems	$451	$1,594	$1,685	$1,562	$1,629	$1,876
Rig Aftermarket	191	729	594	528	435	413
Wellbore Technologies	221	915	983	726	377	155
Completion & Production Solutions	137	613	684	456	262	210
Eliminations	(201)	(652)	(557)	(463)	(340)	(390)

Total operating profit	$799	$3,199	$3,389	$2,809	$2,363	$2,264

Operating profit %:
Rig Systems	20.0%	18.9%	23.8%	27.5%	29.2%	27.9%
Rig Aftermarket	25.5%	27.1%	27.8%	28.1%	28.1%	27.2%
Wellbore Technologies	17.3%	17.6%	19.0%	16.3%	11.1%	5.0%
Completion & Production Solutions	13.7%	14.2%	17.1%	18.4%	19.3%	16.1%
Total operating profit %	16.3%	16.6%	19.7%	20.8%	21.3%	19.2%

NATIONAL OILWELL VARCO, INC.

NONRECURRING ITEMS (Unaudited)

(In millions)

	Three Months Ended	Years Ended December 31,
	March 31, 2014	2013	2012	2011	2010	2009
Revenue:
Rig Systems	$—	$—	$—	$—	$—	$—
Rig Aftermarket	—	—	—	—	—	—
Wellbore Technologies	—	(102)	—	—	—	—
Completion & Production Solutions	—	—	—	—	—	—
Eliminations	—	—	—	—	—	—

Total revenue	$—	$(102)	$—	$—	$—	$—

Operating profit:
Rig Systems	$—	$21	$—	$7	$7	$—
Rig Aftermarket	—	—	—	—	—	—
Wellbore Technologies	3	(61)	—	10	—	148
Completion & Production Solutions	6	82	90	24	—	8
Eliminations	9	2	41	—	11	78

Total operating profit	$18	$44	$131	$41	$18	$234

Nonrecurring items primarily include transaction costs and the amortization of backlog and inventory that was stepped up to fair value during purchase accounting, items which are included in operating profit. In addition, included in Wellbore Technologies revenue and operating profit for the year ended December 31, 2013, is a $102 million gain resulting from a legal settlement.

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Three Months Ended	Years Ended December 31,
	March 31, 2014	2013	2012	2011	2010	2009
Revenue excluding nonrecurring items (Note 1):
Rig Systems	$2,256	$8,450	$7,077	$5,686	$5,570	$6,712
Rig Aftermarket	750	2,692	2,138	1,876	1,546	1,518
Wellbore Technologies	1,278	5,109	5,184	4,455	3,389	3,081
Completion & Production Solutions	1,002	4,309	3,994	2,483	1,360	1,304
Eliminations	(397)	(1,441)	(1,199)	(1,025)	(764)	(820)

Total revenue excluding nonrecurring items	$4,889	$19,119	$17,194	$13,475	$11,101	$11,795

Operating profit excluding nonrecurring items (Note 1):
Rig Systems	$451	$1,615	$1,685	$1,569	$1,636	$1,876
Rig Aftermarket	191	729	594	528	435	413
Wellbore Technologies	224	854	983	736	377	303
Completion & Production Solutions	143	695	774	480	262	218
Eliminations	(192)	(650)	(516)	(463)	(329)	(312)

Total operating profit excluding nonrecurring items	$817	$3,243	$3,520	$2,850	$2,381	$2,498

Operating profit % excluding nonrecurring items (Note 1):
Rig Systems	20.0%	19.1%	23.8%	27.6%	29.4%	27.9%
Rig Aftermarket	25.5%	27.1%	27.8%	28.1%	28.1%	27.2%
Wellbore Technologies	17.5%	16.7%	19.0%	16.5%	11.1%	9.8%
Completion & Production Solutions	14.3%	16.1%	19.4%	19.3%	19.3%	16.7%
Total operating profit % excluding nonrecurring items	16.7%	17.0%	20.5%	21.2%	21.4%	21.2%

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED BEFORE DEPRECIATION & AMORTIZATION SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Three Months Ended	Years Ended December 31,
	March 31, 2014	2013	2012	2011	2010	2009
Operating profit excluding nonrecurring items (Note 1):
Rig Systems	$451	$1,615	$1,685	$1,569	$1,636	$1,876
Rig Aftermarket	191	729	594	528	435	413
Wellbore Technologies	224	854	983	736	377	303
Completion & Production Solutions	143	695	774	480	262	218
Eliminations	(192)	(650)	(516)	(463)	(329)	(312)

Total operating profit excluding nonrecurring items	$817	$3,243	$3,520	$2,850	$2,381	$2,498

Depreciation & amortization:
Rig Systems	$22	$82	$64	$61	$61	$50
Rig Aftermarket	6	26	18	14	11	10
Wellbore Technologies	108	420	389	381	377	371
Completion & Production Solutions	55	210	145	93	54	53
Eliminations	—	—	—	—	—	—

Total depreciation & amortization	$191	$738	$616	$549	$503	$484

Operating profit as adjusted before depreciation & amortization (Note 1):
Rig Systems	$473	$1,697	$1,749	$1,630	$1,697	$1,926
Rig Aftermarket	197	755	612	542	446	423
Wellbore Technologies	332	1,274	1,372	1,117	754	674
Completion & Production Solutions	198	905	919	573	316	271
Eliminations	(192)	(650)	(516)	(463)	(329)	(312)

Total operating profit as adjusted before depreciation & amortization	$1,008	$3,981	$4,136	$3,399	$2,884	$2,982

Operating profit % as adjusted before depreciation & amortization (Note 1):
Rig Systems	21.0%	20.1%	24.7%	28.7%	30.5%	28.7%
Rig Aftermarket	26.3%	28.0%	28.6%	28.9%	28.8%	27.9%
Wellbore Technologies	26.0%	24.9%	26.5%	25.1%	22.2%	21.9%
Completion & Production Solutions	19.8%	21.0%	23.0%	23.1%	23.2%	20.8%
Total operating profit % as adjusted before depreciation & amortization	20.6%	20.8%	24.1%	25.2%	26.0%	25.3%

Total operating profit as adjusted before depreciation & amortization:	$1,008	$3,981	$4,136	$3,399	$2,884	$2,982
Nonrecurring items	(18)	(44)	(131)	(41)	(18)	(234)
Interest income	4	12	10	18	13	9
Equity income in unconsolidated affiliates	10	63	58	46	36	47
Other income (expense), net	—	(39)	(68)	(39)	(48)	(110)
Net income (loss) attributable to noncontrolling interest	—	(1)	8	9	8	(4)

EBITDA (Note 1)	$1,004	$3,972	$4,013	$3,392	$2,875	$2,690

Reconciliation of EBITDA (Note 1):
GAAP net income attributable to Company	$548	$2,180	$2,383	$1,909	$1,617	$1,440
Provision for income taxes	239	943	965	894	705	713
Interest expense	26	111	49	40	50	53
Depreciation and amortization	191	738	616	549	503	484

EBITDA	1,004	3,972	4,013	3,392	2,875	2,690
Nonrecurring items	18	53	143	41	45	234

EBITDA excluding nonrecurring items (Note 1)	$1,022	$4,025	$4,156	$3,433	$2,920	$2,924

NATIONAL OILWELL VARCO, INC.

RECAST NEW REPORTING SEGMENTS (Unaudited)

(In millions)

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue:
Rig Systems	$1,911	$2,081	$2,061	$2,397
Rig Aftermarket	551	670	712	759
Wellbore Technologies	1,223	1,222	1,395	1,371
Completion & Production Solutions	1,002	1,057	1,095	1,155
Eliminations	(311)	(350)	(400)	(380)

Total revenue	$4,376	$4,680	$4,863	$5,302

Operating profit:
Rig Systems	$370	$383	$388	$453
Rig Aftermarket	142	189	202	196
Wellbore Technologies	182	184	306	243
Completion & Production Solutions	136	127	175	175
Eliminations	(137)	(170)	(187)	(158)

Total operating profit	$693	$713	$884	$909

Operating profit %:
Rig Systems	19.4%	18.4%	18.8%	18.9%
Rig Aftermarket	25.8%	28.2%	28.4%	25.8%
Wellbore Technologies	14.9%	15.1%	21.9%	17.7%
Completion & Production Solutions	13.6%	12.0%	16.0%	15.2%
Total operating profit %	15.8%	15.2%	18.2%	17.1%

NATIONAL OILWELL VARCO, INC.

NONRECURRING ITEMS (Unaudited)

(In millions)

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue:
Rig Systems	$—	$—	$—	$—
Rig Aftermarket	—	—	—	—
Wellbore Technologies	—	—	(102)	—
Completion & Production Solutions	—	—	—	—
Eliminations	—	—	—	—

Total revenue	$—	$—	$(102)	$—

Operating profit:
Rig Systems	$2	$10	$4	$5
Rig Aftermarket	—	—	—	—
Wellbore Technologies	26	11	(100)	2
Completion & Production Solutions	36	36	1	9
Eliminations	—	—	2	—

Total operating profit	$64	$57	$(93)	$16

Nonrecurring items primarily include transaction costs and the amortization of backlog and inventory that was stepped up to fair value during purchase accounting, items which are included in operating profit. In addition, included in Wellbore Technologies revenue and operating profit for the three months ended September 30, 2013, is a $102 million gain resulting from a legal settlement.

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue excluding nonrecurring items (Note 1):
Rig Systems	$1,911	$2,081	$2,061	$2,397
Rig Aftermarket	551	670	712	759
Wellbore Technologies	1,223	1,222	1,293	1,371
Completion & Production Solutions	1,002	1,057	1,095	1,155
Eliminations	(311)	(350)	(400)	(380)

Total revenue excluding nonrecurring items	$4,376	$4,680	$4,761	$5,302

Operating profit excluding nonrecurring items (Note 1):
Rig Systems	$372	$393	$392	$458
Rig Aftermarket	142	189	202	196
Wellbore Technologies	208	195	206	245
Completion & Production Solutions	172	163	176	184
Eliminations	(137)	(170)	(185)	(158)

Total operating profit excluding nonrecurring items	$757	$770	$791	$925

Operating profit % excluding nonrecurring items (Note 1):
Rig Systems	19.5%	18.9%	19.0%	19.1%
Rig Aftermarket	25.8%	28.2%	28.4%	25.8%
Wellbore Technologies	17.0%	16.0%	15.9%	17.9%
Completion & Production Solutions	17.2%	15.4%	16.1%	15.9%
Total operating profit % excluding nonrecurring items	17.3%	16.5%	16.6%	17.4%

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED BEFORE DEPRECIATION & AMORTIZATION SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Operating profit excluding nonrecurring items (Note 1):
Rig Systems	$372	$393	$392	$458
Rig Aftermarket	142	189	202	196
Wellbore Technologies	208	195	206	245
Completion & Production Solutions	172	163	176	184
Eliminations	(137)	(170)	(185)	(158)

Total operating profit excluding nonrecurring items	$757	$770	$791	$925

Depreciation & amortization:
Rig Systems	$16	$22	$19	$25
Rig Aftermarket	6	6	6	8
Wellbore Technologies	101	101	111	108
Completion & Production Solutions	47	57	51	54
Eliminations	—	—	—	—

Total depreciation & amortization	$170	$186	$187	$195

Operating profit as adjusted before depreciation & amortization (Note 1):
Rig Systems	$388	$415	$411	$483
Rig Aftermarket	148	195	208	204
Wellbore Technologies	309	296	317	353
Completion & Production Solutions	219	220	227	238
Eliminations	(137)	(170)	(185)	(158)

Total operating profit as adjusted before depreciation & amortization	$927	$956	$978	$1,120

Operating profit % as adjusted before depreciation & amortization (Note 1):
Rig Systems	20.3%	19.9%	19.9%	20.2%
Rig Aftermarket	26.9%	29.1%	29.2%	26.9%
Wellbore Technologies	25.3%	24.2%	24.5%	25.7%
Completion & Production Solutions	21.9%	20.8%	20.7%	20.6%
Total operating profit % as adjusted before depreciation & amortization	21.2%	20.4%	20.5%	21.1%

Total operating profit as adjusted before depreciation & amortization:	$927	$956	$978	$1,120
Nonrecurring items	(64)	(57)	93	(16)
Interest income	3	3	2	4
Equity income in unconsolidated affiliates	19	15	13	16
Other income (expense), net	(23)	11	(12)	(15)
Net income (loss) attributable to noncontrolling interest	2	—	—	(3)

EBITDA (Note 1)	$864	$928	$1,074	$1,106

Reconciliation of EBITDA (Note 1):
GAAP net income attributable to Company	$461	$494	$598	$627
Provision for income taxes	205	218	263	257
Interest expense	28	30	26	27
Depreciation and amortization	170	186	187	195

EBITDA	864	928	1,074	1,106
Nonrecurring items	72	57	(92)	16

EBITDA excluding nonrecurring items (Note 1)	$936	$985	$982	$1,122

NATIONAL OILWELL VARCO, INC.

RECAST NEW REPORTING SEGMENTS (Unaudited)

(In millions)

	Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue:
Rig Systems	$1,633	$1,611	$1,741	$2,092
Rig Aftermarket	393	660	533	552
Wellbore Technologies	1,279	1,326	1,273	1,306
Completion & Production Solutions	728	948	963	1,355
Eliminations	(65)	(339)	(203)	(592)

Total revenue	$3,968	$4,206	$4,307	$4,713

Operating profit:
Rig Systems	$376	$376	$404	$529
Rig Aftermarket	112	194	159	129
Wellbore Technologies	256	257	229	241
Completion & Production Solutions	137	155	140	252
Eliminations	(41)	(143)	(79)	(294)

Total operating profit	$840	$839	$853	$857

Operating profit %:
Rig Systems	23.0%	23.3%	23.2%	25.3%
Rig Aftermarket	28.5%	29.4%	29.8%	23.4%
Wellbore Technologies	20.0%	19.4%	18.0%	18.5%
Completion & Production Solutions	18.8%	16.4%	14.5%	18.6%
Total operating profit %	21.2%	19.9%	19.8%	18.2%

NATIONAL OILWELL VARCO, INC.

NONRECURRING ITEMS (Unaudited)

(In millions)

Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue:
Rig Systems	$—	$—	$—	$—
Rig Aftermarket	—	—	—	—
Wellbore Technologies	—	—	—	—
Completion & Production Solutions	—	—	—	—
Eliminations	—	—	—	—

Total revenue	$—	$—	$—	$—

Operating profit:
Rig Systems	$—	$—	$—	$—
Rig Aftermarket	—	—	—	—
Wellbore Technologies	—	—	—	—
Completion & Production Solutions	4	21	22	43
Eliminations	—	7	26	8

Total operating profit	$4	$28	$48	$51

Nonrecurring items primarily include transaction costs and the amortization of backlog and inventory that was stepped up to fair value during purchase accounting, items which are included in operating profit.

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue excluding nonrecurring items (Note 1):
Rig Systems	$1,633	$1,611	$1,741	$2,092
Rig Aftermarket	393	660	533	552
Wellbore Technologies	1,279	1,326	1,273	1,306
Completion & Production Solutions	728	948	963	1,355
Eliminations	(65)	(339)	(203)	(592)

Total revenue excluding nonrecurring items	$3,968	$4,206	$4,307	$4,713

Operating profit excluding nonrecurring items (Note 1):
Rig Systems	$376	$376	$404	$529
Rig Aftermarket	112	194	159	129
Wellbore Technologies	256	257	229	241
Completion & Production Solutions	141	176	162	295
Eliminations	(41)	(136)	(53)	(286)

Total operating profit excluding nonrecurring items	$844	$867	$901	$908

Operating profit % excluding nonrecurring items (Note 1):
Rig Systems	23.0%	23.3%	23.2%	25.3%
Rig Aftermarket	28.5%	29.4%	29.8%	23.4%
Wellbore Technologies	20.0%	19.4%	18.0%	18.5%
Completion & Production Solutions	19.4%	18.6%	16.8%	21.8%
Total operating profit % excluding nonrecurring items	21.3%	20.6%	20.9%	19.3%

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED BEFORE DEPRECIATION & AMORTIZATION SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Operating profit excluding nonrecurring items (Note 1):
Rig Systems	$376	$376	$404	$529
Rig Aftermarket	112	194	159	129
Wellbore Technologies	256	257	229	241
Completion & Production Solutions	141	176	162	295
Eliminations	(41)	(136)	(53)	(286)

Total operating profit excluding nonrecurring items	$844	$867	$901	$908

Depreciation & amortization:
Rig Systems	$15	$16	$15	$18
Rig Aftermarket	4	4	5	5
Wellbore Technologies	94	98	98	99
Completion & Production Solutions	32	37	35	41
Eliminations	—	—	—	—

Total depreciation & amortization	$145	$155	$153	$163

Operating profit as adjusted before depreciation & amortization (Note 1):
Rig Systems	$391	$392	$419	$547
Rig Aftermarket	116	198	164	134
Wellbore Technologies	350	355	327	340
Completion & Production Solutions	173	213	197	336
Eliminations	(41)	(136)	(53)	(286)

Total operating profit as adjusted before depreciation & amortization	$989	$1,022	$1,054	$1,071

Operating profit % as adjusted before depreciation & amortization (Note 1):
Rig Systems	23.9%	24.3%	24.1%	26.1%
Rig Aftermarket	29.5%	30.0%	30.8%	24.3%
Wellbore Technologies	27.4%	26.8%	25.7%	26.0%
Completion & Production Solutions	23.8%	22.5%	20.5%	24.8%
Total operating profit % as adjusted before depreciation & amortization	24.9%	24.3%	24.5%	22.7%

Total operating profit as adjusted before depreciation & amortization:	$989	$1,022	$1,054	$1,071
Nonrecurring items	(4)	(28)	(48)	(51)
Interest income	3	3	2	2
Equity income in unconsolidated affiliates	17	19	7	15
Other income (expense), net	(14)	(5)	(20)	(29)
Net income (loss) attributable to noncontrolling interest	2	3	3	—

EBITDA (Note 1)	$993	$1,014	$998	$1,008

Reconciliation of EBITDA (Note 1):
GAAP net income attributable to Company	$583	$579	$584	$637
Provision for income taxes	257	271	250	187
Interest expense	8	9	11	21
Depreciation and amortization	145	155	153	163

EBITDA	993	1,014	998	1,008
Nonrecurring items	7	28	57	51

EBITDA excluding nonrecurring items (Note 1)	$1,000	$1,042	$1,055	$1,059

NATIONAL OILWELL VARCO, INC.

BACKLOG (Unaudited)

(In millions)

	Beginning Backlog	Backlog Orders	Revenue out of Backlog	Ending Backlog
Rig Systems

Years Ended:
2009	$10,834	$1,499	$6,089	$6,244
2010	6,244	3,106	4,928	4,422
2011	4,422	9,670	4,869	9,223
2012	9,223	7,829	6,176	10,876
2013	10,876	11,537	7,385	15,028

Quarters Ended:
March 31, 2013	$10,876	$2,759	$1,666	$11,969
June 30, 2013	11,969	2,705	1,819	12,855
September 30, 2013	12,855	2,978	1,772	14,061
December 31, 2013	14,061	3,095	2,128	15,028
March 31, 2014	15,028	2,116	1,964	15,180

Completion & Production Solutions

Years Ended:
2009	$415	$456	$632	$239
2010	239	1,216	629	826
2011	826	1,775	1,283	1,318
2012	1,318	2,214	2,188	1,344
2013	1,344	2,673	2,383	1,634

Quarters Ended:
March 31, 2013	$1,344	$600	$593	$1,351
June 30, 2013	1,351	738	597	1,492
September 30, 2013	1,492	557	552	1,497
December 31, 2013	1,497	778	641	1,634
March 31, 2014	1,634	485	492	1,627

The Company monitors its backlog of orders within its Rig Systems and Completion & Production Solutions segments to guide its planning. Backlog includes orders which typically require more than three months to manufacture and deliver.

Backlog measurements are made on the basis of written orders which are firm, but may be defaulted upon by the customer in some instances. Most require reimbursement to the Company for costs incurred in such an event. There can be no assurance that the backlog amounts will ultimately be realized as revenue, or that the Company will earn a profit on backlog work.

NATIONAL OILWELL VARCO, INC.

NOTES TO FORM 8-K (Unaudited)

Note 1: In an effort to provide investors with additional information regarding our results as determined by GAAP, we disclose various non-GAAP financial measures in our quarterly earnings press releases and other public disclosures. The primary non-GAAP financial measures we focus on are: (i) revenue excluding nonrecurring items, (ii) operating profit excluding nonrecurring items, (iii) operating profit percentage excluding nonrecurring items, (iv) operating profit excluding nonrecurring items before depreciation & amortization, (v) operating profit percentage excluding nonrecurring items before depreciation & amortization and (vi) EBITDA. Each of these financial measures excludes the impact of certain other costs and therefore has not been calculated in accordance with GAAP. A reconciliation of each of these non-GAAP financial measures to its most comparable GAAP financial measure is included here within.

We use these non-GAAP financial measures internally to evaluate and manage the Company’s operations because we believe it provides useful supplemental information regarding the Company’s on-going economic performance. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of operating results and as a means to emphasize the results of on-going operations.